AMERICAS 95096180 SECOND REFINANCING AMENDMENT TO FIRST LIEN TERM LOAN CREDIT AGREEMENT, dated as of January 29, 2020 (this “Refinancing Amendment”), by and among BJ’s Wholesale Club, Inc., as the Borrower (the “Borrower”), BJ’s Wholesale Club Holdings, Inc. (formerly known as Beacon Holding Inc.), as Holdings (“Holdings”), each of the other Loan Parties that are party hereto, Nomura Corporate Funding Americas, LLC (“Nomura”), as Administrative Agent and Collateral Agent (in such capacities, the “Administrative Agent”), each Lender party hereto with 2020 Other Term Commitments (as defined below) (the “2020 Other Term Lenders”) and each other Lender party hereto. The joint lead arrangers and joint lead bookrunners for this Refinancing Amendment are Nomura Securities International, Inc., Deutsche Bank Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated (together with its designated affiliates), Jefferies Finance LLC and Wells Fargo Securities, LLC (in such capacities, the “Refinancing Amendment Arrangers”). WHEREAS, the Borrower, Holdings, the Lenders party thereto and the Administrative Agent are parties to that certain First Lien Term Loan Credit Agreement, dated as of February 3, 2017 (as amended, restated, amended and restated, supplemented and/or otherwise modified through the date hereof, the “Credit Agreement”), pursuant to which such Lenders have extended credit to the Borrower; WHEREAS, pursuant to Section 2.19 of the Credit Agreement, the Borrower has requested to refinance and replace all existing Tranche B Term Loans incurred prior to the date hereof and outstanding immediately prior to the Second Refinancing Amendment Effective Date (such Term Loans, the “Existing Term Loans” and the Lenders holding such Term Loans, the “Existing Term Lenders”) with the proceeds of the 2020 Other Term Loans (as defined below); WHEREAS, in accordance with the provisions of Section 2.19 of the Credit Agreement and the terms herein and subject only to the conditions set forth in Section 5 below, the Borrower, Holdings, each of the other Loan Parties that are party hereto, the 2020 Other Term Lenders and the Administrative Agent wish to enter into and effect this Refinancing Amendment with respect to the Borrower’s request above; WHEREAS, the Lenders party hereto wish to amend certain provisions of the Credit Agreement as hereinafter provided, on the terms, and subject only to the conditions in Section 5, set forth herein; NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows: SECTION 1 Defined Terms. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement. Sections 1.02 through 1.08 (inclusive) of the Credit Agreement are hereby incorporated by reference, mutatis mutandis. SECTION 2 Term Loan Refinancing Amendment. (a) As used herein: (i) “2020 Other Term Commitment” means, with respect to each 2020 Other Term Lender, the commitment of such Lender to make 2020 Other Term Loans as set forth on Schedule 2.01 hereto. On the Second Refinancing Amendment Effective Date, the aggregate amount of 2020 Other Term Commitments is $1,318,512,235.44. (ii) “2020 Other Term Lenders” has the meaning set forth in the recitals hereof and includes, for the avoidance of doubt, the New 2020 Other Term Lender (as defined below). (iii) “2020 Other Term Loans” means the term loans made to the Borrower on the Second Refinancing Amendment Effective Date in accordance with Section 2(c) hereof. On the Second EXECUTION VERSION

2 AMERICAS 95096180 Refinancing Amendment Effective Date (after giving effect to this Refinancing Amendment and subject to the funding in full of the 2020 Other Term Loans), the aggregate outstanding principal amount of the 2020 Other Term Loans shall be $1,318,512,235.44. (iv) “Amended Credit Agreement” means the Credit Agreement as amended hereby and as the same may be further amended, amended and restated, supplemented and/or otherwise modified from time to time in accordance with the terms thereof. (v) “Conversion Amount” means as to any Converting Lender, the final amount of such Converting Lender’s 2020 Other Term Commitment on the Second Refinancing Amendment Effective Date. For the avoidance of doubt, the Conversion Amount of any Converting Lender shall not exceed (but may be less than) the outstanding principal amount of such Converting Lender’s Existing Term Loans. The Conversion Amount will be determined by the Administrative Agent in consultation with the Borrower and all such determinations (absent manifest error) shall be final, conclusive and binding on the Administrative Agent, the Borrower, the Lenders and the other Secured Parties, and the Administrative Agent and the Borrower shall have no liability to any Person with respect to any such determination. (vi) “Converting Lenders” means each Existing Term Lender that (a) executes this Refinancing Amendment by selecting option A on its signature page hereto and (b) has a 2020 Other Term Commitment. (vii) “Non-Converting Lenders” means each Existing Term Lender that is not a Converting Lender. (viii) “Non-Converting Portion” means, with respect to any Converting Lender whose Conversion Amount is less than the outstanding principal amount of its Existing Term Loans on the Second Refinancing Amendment Effective Date, the excess (if any) of the aggregate principal amount of such Converting Lender’s Existing Term Loans over its 2020 Other Term Commitment. For the avoidance of doubt, if there is no such excess, the Non-Converting Portion with respect to such Converting Lender will be zero. The Non-Converting Portion will be determined by the Administrative Agent in consultation with the Borrower and all such determinations (absent manifest error) shall be final, conclusive and binding on the Administrative Agent, the Borrower, the Lenders and the other Secured Parties, and the Administrative Agent and the Borrower shall have no liability to any Person with respect to any such determination. (b) For the avoidance of doubt, (i) this Refinancing Amendment constitutes a “Refinancing Amendment” pursuant to which a new Term Facility and Class of Other Term Loans is established pursuant to Section 2.19 of the Credit Agreement and (ii) from and after the Second Refinancing Amendment Effective Date (as hereinafter defined) and upon funding by the 2020 Other Term Lenders of the 2020 Other Term Loans in full to the Borrower, (A) each reference to “Tranche B Term Loan” in the Credit Agreement (as amended pursuant to Section 3 hereof) and the other Loan Documents shall be deemed to refer to, and constitute, the 2020 Other Term Loans (or a Borrowing thereof, as appropriate) established pursuant to this Refinancing Amendment, (B) each 2020 Other Term Lender shall constitute a “Lender” and a “Tranche B Term Loan Lender” as defined in the Credit Agreement (as amended pursuant to Section 3 hereof), (C) each reference to a “Tranche B Term Loan Commitment” in the Credit Agreement (as amended pursuant to Section 3 hereof) shall be deemed to refer to, and constitute, a 2020 Other Term Commitment, and (D) each reference to “Tranche B Term Loan Facility” in the Credit Agreement (as amended pursuant to Section 3 hereof) and the other Loan Documents shall be deemed to refer to, and constitute, the Term Facility consisting of 2020 Other Term Loans established pursuant to this Refinancing Amendment.

3 AMERICAS 95096180 (c) On the terms, and subject only to the conditions set forth in Section 5 hereof (including the occurrence of the Second Refinancing Amendment Effective Date), (i) Nomura (in such capacity, the “New 2020 Other Term Lender”) will make an Other Term Loan to the Borrower (the “New 2020 Other Term Loan”) in a principal amount equal to its 2020 Other Term Commitment on the Second Refinancing Amendment Effective Date; and (ii) each 2020 Other Term Lender (other than Nomura) will make Other Term Loans to the Borrower on the Second Refinancing Amendment Effective Date in a principal amount equal to its 2020 Other Term Commitment on the Second Refinancing Amendment Effective Date. (d) The Administrative Agent has notified each 2020 Other Term Lender of its 2020 Other Term Commitment and each 2020 Other Term Lender, by providing its executed counterpart to this Refinancing Amendment to the Administrative Agent, (x) agrees to (1) its 2020 Other Term Commitment and/or (2) the Term Loan Conversion (as defined below), as applicable, and (y) consents to the terms of this Refinancing Amendment, the Credit Agreement (after giving effect to this Refinancing Amendment) and the other Loan Documents. (e) On the Second Refinancing Amendment Effective Date, all then outstanding Existing Term Loans shall be repaid in full with the proceeds of the 2020 Other Term Loans as follows: (i) the outstanding aggregate principal amount of Existing Term Loans of each Converting Lender (other than any Non-Converting Portion of such Converting Lender, if any) shall automatically be converted (the “Term Loan Conversion”) into Other Term Loans (each, a “2020 Converted Other Term Loan”) in a principal amount equal to such Converting Lender’s Conversion Amount; (ii) to the extent the outstanding principal amount of the Existing Term Loans of any Converting Lender exceeds its Conversion Amount, such Existing Term Lender shall be repaid in cash with the proceeds of the 2020 Other Term Loans in an amount equal to its Non-Converting Portion (if any); and (iii) the outstanding aggregate principal amount of Existing Term Loans of each Non-Converting Lender shall be repaid in full in cash with the proceeds of the 2020 Other Term Loans. (f) Each 2020 Other Term Lender hereby agrees to “fund” its 2020 Other Term Loans in an aggregate principal amount equal to such 2020 Other Term Lender’s 2020 Other Term Commitment, as follows: (i) each Converting Lender shall fund its 2020 Converted Other Term Loan to the Borrower by converting all or a portion of its then outstanding principal amount of Existing Term Loans into a 2020 Converted Other Term Loan in a principal amount equal to its Conversion Amount; and (ii) the New 2020 Other Term Lender shall fund in cash an amount equal to its 2020 Other Term Commitment to the Borrower. (g) On the Second Refinancing Amendment Effective Date, the Borrower shall pay in cash (x) all accrued but unpaid interest, fees and premiums (if any) owing with respect to the Existing Term Loans to (but excluding) the Second Refinancing Amendment Effective Date and (y) to each Existing Term Lender, any amounts due under Section 2.13 of the Credit Agreement.

4 AMERICAS 95096180 (h) Promptly following the Second Refinancing Amendment Effective Date (and the funding in full of the applicable 2020 Other Term Loans), all Notes, if any, evidencing the Existing Term Loans shall be cancelled and returned to the Borrower, and any 2020 Other Term Lender may request that its 2020 Other Term Loan be evidenced by a Note pursuant to Section 2.05 of the Credit Agreement (as amended hereby). (i) Notwithstanding anything to the contrary contained in the Credit Agreement, the proceeds of the 2020 Other Term Loans will be used, in part, to repay the outstanding amount of all Existing Term Loans on the Second Refinancing Amendment Effective Date and to pay fees, costs and expenses in connection therewith and this Refinancing Amendment. (j) The New 2020 Other Term Lender hereby (i) represents and warrants that (A) it has full power and authority, and has taken all action necessary, to consummate the transactions contemplated hereby and to become a Lender under this Refinancing Amendment and the Credit Agreement (as amended hereby), (B) it is not a Defaulting Lender or a Disqualified Institution, (C) it meets all of the requirements to be a Lender under the Credit Agreement, (D) from and after the Second Refinancing Amendment Effective Date, it shall be bound by the provisions hereof and of the Credit Agreement (as amended hereby) as a Lender hereunder and thereunder and, to the extent of its 2020 Other Term Commitments and New 2020 Other Term Loans, shall have the obligations of a Lender hereunder and thereunder, (E) it is sophisticated with respect to decisions to acquire assets of the type represented by the 2020 Other Term Loans and either it, or the Person exercising discretion in making its decision to make the New 2020 Other Term Loans, is experienced in acquiring assets of such type, (F) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 5.04 thereof, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Refinancing Amendment and to provide its 2020 Other Term Commitments and to make the New 2020 Other Term Loans and (G) it has, independently and without reliance upon the Administrative Agent, Collateral Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Refinancing Amendment and make the New 2020 Other Term Loans, and (ii) agrees that (A) if it is a Foreign Lender, it will promptly (and no later than the Second Refinancing Amendment Effective Date) deliver to the Administrative Agent and the Borrower any information that is required to be delivered by it pursuant to Section 2.14(5) of the Amended Credit Agreement, (B) it will, independently and without reliance on any Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Amended Credit Agreement and (C) it will perform in accordance with their terms all of the obligations which by the terms of the Amended Credit Agreement are required to be performed by it as a Lender. (k) The Borrower hereby consents, for purposes of Section 10.04(2)(a)(i) of the Credit Agreement (as amended hereby), to the assignment on or within ninety (90) days of the Second Refinancing Amendment Effective Date of any New 2020 Other Term Loans by Nomura, as a 2020 Other Term Lender, to (A) any Person that was an Existing Term Lender on the Second Refinancing Amendment Effective Date (immediately prior to giving effect thereto) or (B) any eligible Assignee separately identified, and acceptable, to the Borrower, and in each case of the preceding clauses (A) and (B), with respect to each such Person or eligible Assignee, in an amount separately identified, and acceptable, to the Borrower. SECTION 3 Amendments to the Credit Agreement. Each of the parties hereto (which, for the avoidance of doubt, after giving effect to the incurrence of the 2020 Other Term Loans, includes the Required Lenders) agrees that, effective on the Second Refinancing Amendment Effective Date (immediately after giving effect to incurrence of the 2020 Other Term Loans), the Credit Agreement shall be amended as follows:

5 AMERICAS 95096180 (a) The definition of “Applicable Margin” appearing in Section 1.01 of the Credit Agreement is hereby amended by amending and restating clause (1) thereof as follows: (1) with respect to any Tranche B Term Loans made on the Second Refinancing Amendment Effective Date, (i) until the date that is six (6) months following the Second Refinancing Amendment Effective Date, (a) for ABR Loans, 1.25% and (b) for Eurocurrency Loans, 2.25%, and (ii) thereafter, the following percentages per annum, based upon the Credit Ratings as in effect on such day: Pricing Level Term Facility Senior Secured Credit Facility Ratings (S&P/Moody’s) For Eurocurrency Loans For ABR Loans 1 “Pricing Level 2” Ratings not satisfied 2.25% 1.25% 2 BB and Ba3 (in each case, or higher and with stable outlook) 2.00% 1.00% If at any time the Term Facility does not have a Credit Rating from each of S&P and Moody’s meeting the requirements of “Pricing Level 2” as set forth above, the Applicable Margin shall be the rate per annum applicable to “Pricing Level 1” in the table above. A change (if any) in the Applicable Margin shall be effective immediately upon notice from the Borrower to the Administrative Agent of the announcement by any of the rating agencies of a change in a Credit Rating or the date on which the Term Facility no longer has a Credit Rating from one of the rating agencies or the date on which the Term Facility has a Credit Rating from a rating agency that had not provided a Credit Rating for the Term Facility on the day immediately preceding such date, whichever is applicable; provided that if notification is provided to the Borrower that the Administrative Agent or the Required Lenders have so elected, with respect to the Tranche B Term Loans, “Pricing Level 1” shall apply as of the first Business Day after an Event of Default under Section 8.01(3) shall have occurred and be continuing, and shall continue to so apply to but excluding the date on which such Event of Default is cured or waived (and thereafter the pricing level otherwise determined in accordance with this definition shall apply); provided further that if the Borrower fails to provide notice to the Administrative Agent of a change in the Credit Rating from any rating agency (including a new Credit Rating or the discontinuance of a Credit Rating of the Term Facility), then upon notice from the Administrative Agent to the Borrower or from the Required Lenders to the Borrower and the Administrative Agent, the relevant change to the Applicable Margin that should have occurred as a result thereof shall be enacted with retroactive effect as if the Borrower had provided notice as provided above of such change; (b) The definition of “Class” set forth in Section 1.01 of the Credit Agreement is hereby amended by adding the following sentence at the end thereof: As of the Second Refinancing Amendment Effective Date, after giving effect to the Second Refinancing Amendment and the funding of Term Loans thereunder,

6 AMERICAS 95096180 there is one Term Facility and one Class of Term Loans, the Tranche B Term Loans (after giving effect to the Second Refinancing Amendment). (c) The definition of “Commitments” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows: ““Commitments” means the Tranche B Term Loan Commitments. On the Closing Date, the aggregate amount of Commitments of all Term Loans is $1,925.0 million. On the First Refinancing Amendment Effective Date, the aggregate amount of Commitments of all Term Loans is $1,537,733,909.31. On the Second Refinancing Amendment Effective Date, the aggregate amount of Commitments of all Term Loans is $1,318,512,235.44.” (d) The definition of “Interest Period” set forth in Section 1.01 of the Credit Agreement is hereby amended by amending and restating clause (4) thereof as follows: (4) the initial Interest Period, commencing on the Second Refinancing Amendment Effective Date, will end on February 13, 2020. (e) The definition of “Maturity Date” set forth in Section 1.01 of the Credit Agreement is hereby amended by deleting the text “First Refinancing Amendment Effective Date” appearing in clause (1) thereof and inserting the text “Second Refinancing Amendment Effective Date” in lieu thereof. (f) The definition of “Term Facility” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows: ““Term Facility” means the facility and commitments utilized in making Term Loans hereunder. On the Closing Date, there is one Term Facility, the Tranche B Term Loan Facility. On the First Refinancing Amendment Effective Date, after giving effect to the First Refinancing Amendment and the funding of Term Loans thereunder, but prior to the Second Refinancing Amendment Effective Date, there is one Term Facility, the Tranche B Term Loan Facility (after giving effect to the First Refinancing Amendment). On the Second Refinancing Amendment Effective Date, after giving effect to the Second Refinancing Amendment and the funding of Term Loans thereunder, there is one Term Facility, the Tranche B Term Loan Facility (after giving effect to the Second Refinancing Amendment). Following the establishment of any Incremental Term Loans (other than an increase to an existing Term Facility), Other Term Loans (other than under the First Refinancing Amendment or the Second Refinancing Amendment) or Extended Term Loans, such Incremental Term Loans, Other Term Loans or Extended Term Loans will be considered a separate Term Facility hereunder.” (g) The definition of “Term Loans” set forth in Section 1.01 of the Credit Agreement is hereby amended by deleting the text “First Refinancing Amendment Effective Date” appearing therein and inserting the text “Second Refinancing Amendment Effective Date” in lieu thereof. (h) The definition of “Tranche B Term Loan Commitment” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows: ““Tranche B Term Loan Commitment” means as to each Tranche B Term Loan Lender, the commitment of such Lender to make Tranche B Term Loans as set forth on Schedule 2.01. On the Closing Date, the aggregate amount of Tranche B Term Loan Commitments is $1,925.0 million. On the First Refinancing Amendment Effective Date,

7 AMERICAS 95096180 the aggregate amount of Tranche B Term Loan Commitments is $1,537,733,909.31. On the Second Refinancing Amendment Effective Date, the aggregate amount of Tranche B Term Loan Commitments is $1,318,512,235.44.” (i) The definition of “Tranche B Term Loans” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows: ““Tranche B Term Loans” means (i) prior to the First Refinancing Amendment Effective Date, the term loans made to the Borrower on the Closing Date pursuant to Section 2.01(1), (ii) after the First Refinancing Amendment Effective Date but prior to the Second Refinancing Amendment Effective Date, the term loans made to the Borrower on the First Refinancing Amendment Effective Date pursuant to the First Refinancing Amendment and (iii) thereafter, the term loans made to the Borrower on the Second Refinancing Amendment Effective Date pursuant to the Second Refinancing Amendment.” (j) Section 1.01 of the Credit Agreement is hereby amended by adding the following in the appropriate alphabetical order: (i) “Beneficial Ownership Certificate” means a certificate regarding beneficial ownership as required by the Beneficial Ownership Regulation. (ii) “Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230. (iii) “Credit Rating” means a publicly announced senior secured credit facility rating given by S&P or Moody’s with respect to the Term Facility. (iv) “LIBOR Successor Rate” has the meaning provided in Section 1.09. (v) “LIBOR Successor Rate Conforming Changes” means, with respect to any proposed LIBOR Successor Rate, any conforming changes to the definition of Base Rate, Interest Period, timing and frequency of determining rates and making payments of interest and other administrative matters as may be appropriate, in the discretion of the Administrative Agent and the Borrower, to reflect the adoption of such LIBOR Successor Rate and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent and the Borrower determine that adoption of any portion of such market practice is not administratively feasible or that no market practice for the administration of such LIBOR Successor Rate exists, in such other manner of administration as the Administrative Agent and the Borrower determine). (vi) “Second Refinancing Amendment” means that certain Second Refinancing Amendment to First Lien Term Loan Credit Agreement, dated as of the Second Refinancing Amendment Effective Date, by and among Holdings, the Borrower, the other Loan Parties that are party thereto, the Lenders party thereto and each Agent. (vii) “Second Refinancing Amendment Effective Date” means January 29, 2020. (k) A new Section 1.09 is hereby added to the Credit Agreement as follows: SECTION 1.09 Non-Temporary Circumstances Affecting LIBO Rate Availability. Notwithstanding anything to the contrary in this Agreement or any other Loan Documents, if the Administrative Agent determines (which determination shall be conclusive absent manifest error), or the Borrower or Required Lenders notify the

8 AMERICAS 95096180 Administrative Agent (with, in the case of the Required Lenders, a copy to Borrower) that the Borrower or Required Lenders (as applicable) have determined, that: (a) adequate and reasonable means do not exist for ascertaining the LIBO Rate for any requested Interest Period, including because the Screen Rate is not available or published on a current basis, and such circumstances are unlikely to be temporary; or (b) the administrator of the Screen Rate or a Governmental Authority having jurisdiction over the Administrative Agent has made a public statement identifying a specific date after which the LIBO Rate or the Screen Rate shall no longer be made available or used for determining the interest rate of loans (such specific date, the “Scheduled Unavailability Date”), or (c) syndicated loans currently being executed, or that include language similar to that contained in this Section 1.09, are being executed or amended (as applicable) to incorporate or adopt a new benchmark interest rate to replace the LIBO Rate, then, reasonably promptly after such determination by the Administrative Agent or receipt by the Administrative Agent of such notice, as applicable, the Administrative Agent and the Borrower may, after mutual consultation and agreement, amend this Agreement to replace the LIBO Rate with an alternate benchmark rate (including any mathematical or other adjustments to the benchmark (if any) incorporated therein), giving due consideration to any evolving or then existing convention for similar U.S. dollar-denominated syndicated credit facilities for such alternative benchmarks (any such proposed rate, a “LIBOR Successor Rate”), together with any proposed LIBOR Successor Rate Conforming Changes, and any such amendment shall become effective at 5:00 p.m. (New York time) on the fifth Business Day after the Administrative Agent shall have posted such proposed amendment to all Lenders and the Borrower unless, prior to such time, Lenders comprising the Required Lenders have delivered to the Administrative Agent written notice that such Required Lenders do not accept such amendment. If no LIBOR Successor Rate has been determined and the circumstances under clause (i) above exist or the Scheduled Unavailability Date has occurred (as applicable), the Administrative Agent will promptly so notify the Borrower and each Lender. Thereafter, (x) the obligation of the Lenders to make or maintain Eurocurrency Loans shall be suspended (to the extent of the affected Eurocurrency Loans or Interest Periods), and (y) the Adjusted LIBO Rate component shall no longer be utilized in determining ABR. Upon receipt of such notice, the Borrower may revoke any pending request for a borrowing of, conversion to or continuation of Eurocurrency Loans (to the extent of the affected Eurocurrency Loans or Interest Periods) or, failing that, will be deemed to have converted such request into a request for a borrowing of Base Rate Loans (subject to the foregoing clause (y)) in the amount specified therein. Notwithstanding anything else herein, any definition of LIBOR Successor Rate shall provide that in no event shall such LIBOR Successor Rate be less than zero for purposes of this Agreement. (l) Section 2.01(1) of the Credit Agreement is hereby amended and restated in its entirety as follows: (1) Subject to, and in accordance with, the terms and conditions set forth in the Second Refinancing Amendment, each Tranche B Term Loan Lender severally agrees to make to the Borrower Tranche B Term Loans denominated in Dollars equal to such Tranche B Term Loan Lender’s Tranche B Term Loan Commitment on the Second Refinancing Amendment Effective Date.

9 AMERICAS 95096180 (m) Section 2.06(1) of the Credit Agreement is hereby amended and restated in its entirety as follows: (1) The Borrower will repay to the Administrative Agent for the ratable account of the applicable Lenders with Tranche B Term Loans on the last Business Day of each fiscal quarter of the Borrower, commencing with the last Business Day of the fiscal quarter of the Borrower ending on or about January 31, 2020, an aggregate principal amount equal to 0.25% of the aggregate principal amount of the Tranche B Term Loans funded on the Second Refinancing Amendment Effective Date, which payments will be reduced as a result of the application of prepayments of Tranche B Term Loans in accordance with the order of priority set forth in Section 2.07 or 2.08, as applicable (each such date being referred to as an “Original Term Loan Installment Date”); (n) Section 2.06(2) of the Credit Agreement is hereby amended and restated in its entirety as follows: (2) In the event that any Incremental Term Loans are made, the Borrower will repay Borrowings consisting of Incremental Term Loans on the dates (each an “Incremental Term Loan Installment Date”) and in the amounts set forth in the applicable Incremental Facility Amendment, (b) in the event that any Other Term Loans (other than pursuant to the First Refinancing Amendment or the Second Refinancing Amendment) are made, the Borrower will repay Borrowings consisting of such Other Term Loans on the dates (each an “Other Term Loan Installment Date”) and in the amounts set forth in the applicable Refinancing Amendment and (c) in the event that any Extended Term Loans are made, the Borrower will repay Borrowings consisting of Extended Term Loans on the dates (each an “Extended Term Loan Installment Date”) and in the amounts set forth in the applicable Extension Amendment; (o) Section 2.21 of the Credit Agreement is hereby amended by deleting the text “First Refinancing Amendment Effective Date” appearing therein and inserting the text “Second Refinancing Amendment Effective Date” in lieu thereof. (p) Article III of the Credit Agreement is hereby amended by adding the following new Section 3.22 to the end thereof: Section 3.22. Beneficial Ownership Certificate. As of the Second Refinancing Amendment Effective Date, the information included in the Beneficial Ownership Certificate, if applicable, is true and correct in all material respects. (q) Section 10.19 of the Credit Agreement is hereby amended and restated in its entirety as follows: Section 10.19. USA PATRIOT Act and Beneficial Ownership Regulation Notice. Each Lender that is subject to the USA PATRIOT Act and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies the Borrower that pursuant to the requirements of the USA PATRIOT Act and the Beneficial Ownership Regulation, it is required to obtain, verify and record information that identifies each Loan Party, including Beneficial Ownership, which information includes the name and address of each Loan Party and other information that will allow such Lender or the Administrative Agent, as applicable, to identify each Loan Party and Beneficial Ownership in accordance with the USA PATRIOT Act and the Beneficial Ownership Regulation.

10 AMERICAS 95096180 (r) Schedule 2.01 of the Credit Agreement is hereby amended and restated in its entirety as set forth on Schedule 2.01 attached hereto. SECTION 4 Representations and Warranties. To induce the other parties hereto to enter into this Refinancing Amendment, each Loan Party that is party hereto represents and warrants to each of the Lenders party hereto and the Administrative Agent that: (a) the execution, delivery and performance by each such Loan Party of this Refinancing Amendment has been duly authorized by all necessary corporate, limited liability company and/or partnership action, as applicable, of such Loan Party; (b) this Refinancing Amendment has been duly executed and delivered by such Loan Party; (c) each of this Refinancing Amendment and the Credit Agreement (as amended hereby) constitutes a legal, valid and binding obligation of such Loan Party, enforceable against it in accordance with its terms, subject to: (i) the effects of bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or other similar laws affecting creditors’ rights generally; (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); (iii) implied covenants of good faith and fair dealing; and (iv) any foreign laws, rules and regulations as they relate to pledges of Equity Interests in Foreign Subsidiaries; (d) no action, consent or approval of, registration or filing with, or any other action by, any Governmental Authority or third party is or will be required in connection with the execution, delivery or performance by, or enforcement by Secured Parties against, any such Loan Party under, this Refinancing Amendment or the Credit Agreement, after giving effect to the amendments pursuant to this Refinancing Amendment and the transactions contemplated hereby or for the consummation of the transactions contemplated hereby, except for: (i) the filing of Uniform Commercial Code financing statements and equivalent filings in foreign jurisdictions; (ii) filings with the United States Patent and Trademark Office and the United States Copyright Office and comparable offices in foreign jurisdictions and equivalent filings in foreign jurisdictions; (iii) filings which may be required under Environmental Laws; (iv) filings as may be required under the Exchange Act and applicable stock exchange rules in connection therewith; (v) such as have been made or obtained and are in full force and effect; (vi) such actions, consents and approvals the failure of which to be obtained or made would not reasonably be expected to have a Material Adverse Effect; or (vii) filings or other actions listed on Schedule 3.04 of the Credit Agreement.

11 AMERICAS 95096180 (e) the execution, delivery and performance by such Loan Party of its obligations under this Refinancing Amendment and its performance under the Credit Agreement, after giving effect to the amendments pursuant to this Refinancing Amendment, are within such Loan Party’s corporate, limited liability company or limited partnership powers, as applicable, and do not and will not (i) contravene the terms of any of such Person’s charter or other similar organizational document or (ii) violate any applicable material Law; in the case of this clause (ii), to the extent that such violations would not reasonably be expected to have a Material Adverse Effect; and (f) immediately before and after giving effect to this Refinancing Amendment and the transactions contemplated hereby (i) the representations and warranties of the Borrower and each of the other Loan Parties set forth in Article III of the Credit Agreement and in the other Loan Documents are true and correct in all material respects on and as of the Second Refinancing Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they were true and correct in all material respects as of such earlier date; provided that any representation or warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language is true and correct (after giving effect to any qualification therein) in all respects on such respective dates, and (ii) no Default is, or shall have occurred and be, continuing as of the Second Refinancing Amendment Effective Date, both immediately before and immediately after giving effect to this Refinancing Amendment and the transactions contemplated hereby. SECTION 5 Effectiveness. This Refinancing Amendment shall become effective as of the date (the “Second Refinancing Amendment Effective Date”, which date was January 29, 2020) on which each of the following conditions shall have been satisfied: (a) the Administrative Agent (or its counsel) shall have received counterparts of this Refinancing Amendment that, when taken together, bear the signatures of (i) Holdings, (ii) the Borrower, (iii) each other Loan Party that is party hereto, (iv) the Administrative Agent, (v) each 2020 Other Term Lender specified on Schedule 2.01 and (vi) solely with respect to Section 3 hereof, the Lenders constituting Required Lenders (immediately after giving effect to the incurrence of the 2020 Other Term Loans); (b) the Administrative Agent shall have received a solvency certificate substantially in the form of Exhibit B to the Credit Agreement (with appropriate modifications to reflect the consummation of the transactions contemplated by this Refinancing Amendment on the Second Refinancing Amendment Effective Date); (c) the Administrative Agent shall have received such other documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of each Loan Party and the authorization of this Refinancing Amendment and amendment of the Credit Agreement and the other transactions contemplated hereby, all in form and substance reasonably satisfactory to the Administrative Agent; (d) the Administrative Agent shall have received a customary legal opinion of Goodwin Procter LLP, counsel to the Loan Parties; (e) the Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower dated as of the Second Refinancing Amendment Effective Date (i) as to the accuracy in all material respects of the representations and warranties specified in Section 4 hereof and (ii) certifying that the representation set forth in Section 4(f)(ii) above is true and correct in all respects; (f) the Administrative Agent and the Refinancing Amendment Arrangers, as applicable, shall have received (or will receive substantially simultaneously with the funding of the 2020 Other Term Loans) payment of all fees and other amounts due and payable on or prior to the Second Refinancing Amendment Effective Date and, to the extent invoiced at least 2 Business Days prior to the

12 AMERICAS 95096180 Second Refinancing Amendment Effective Date (or such later date as the Borrower may agree), reimbursement or payment of all reasonable and documented out-of-pocket costs and expenses required to be reimbursed or paid by the Borrower hereunder or under any other Loan Document, including the reasonable and reasonably documented out-of-pocket fees, charges and disbursements of counsel for the Administrative Agent; (g) the Administrative Agent shall have received a “Life-of-Loan” Federal Emergency Agency Standard Flood Hazard Determination with respect to each Mortgaged Property, together with notice about special flood hazard area status and flood disaster assistance, duly executed by the Borrower, and evidence of flood insurance in compliance with the Flood Program, in the event any Mortgaged Property is located in a special flood hazard area; and (h) the Administrative Agent shall have received, no later than the date that is three Business Days prior to the Second Refinancing Amendment Effective Date, all documentation and other information about the Loan Parties required by regulatory authorities under the Beneficial Ownership Regulation, as has been reasonably requested in writing by the Administrative Agent at least ten calendar days prior to the Second Refinancing Amendment Effective Date. The Administrative Agent shall notify the Borrower and the 2020 Other Term Lenders of the Second Refinancing Amendment Effective Date, and such notice shall be conclusive and binding. SECTION 6 Mortgaged Property. Within 90 days of the Second Refinancing Amendment Effective Date (or such later date as the Administrative Agent may agree), the Administrative Agent shall have received: (a) a fully executed counterpart of an amendment to each existing Mortgage listed on Schedule 3.15(3) hereto (individually, a “Mortgage Amendment” and, collectively, “Mortgage Amendments”; together with such existing Mortgages, as amended by the applicable Mortgage Amendments, if any, individually, an “Amended Mortgage” and, collectively, “Amended Mortgages”), each duly executed by the Borrower or applicable Limited Guarantor, as the case may be, together with evidence that such counterparts have been delivered to the title insurance company insuring the Amended Mortgages for recording; (b) a date down and modification endorsement in connection with each existing lender’s title insurance policy insuring each existing Mortgage or to the extent unavailable, a new lender’s title insurance policy, insuring that each Amended Mortgage is a valid and enforceable Lien on the applicable Mortgaged Property, free of any other Liens except Permitted Liens; and (c) such affidavits, certificates, information and instruments of indemnification, as shall be required to induce the title company to issue the endorsements and/or title insurance policies contemplated in subparagraph (ii) above and evidence of payment of all applicable title insurance premiums, search and examination charges, mortgage recording taxes, if applicable, and related charges required for the issuance of such endorsements and/or title insurance policies. SECTION 7 Reaffirmation of Guaranty and Security. (a) Each Guarantor party hereto reaffirms its guarantee of the Guaranteed Obligations (as defined in and under the terms and conditions of the Guaranty Agreement) and agrees that such guarantee remains in full force and effect and is hereby ratified, reaffirmed and confirmed. Each such Guarantor hereby confirms that it consents to the terms of this Refinancing Amendment. Each such Guarantor hereby (i) confirms that each Loan Document to which it is a party or to which it is otherwise bound will continue to guarantee to the fullest extent possible in accordance with the Loan Documents, the payment and performance of the Guaranteed Obligations, including without limitation, the payment and

13 AMERICAS 95096180 performance of all such applicable Guaranteed Obligations that are joint and several obligations of each such Guarantor now or hereafter existing; (ii) acknowledges and agrees that its guarantee and each of the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Refinancing Amendment; and (iii) acknowledges, agrees and warrants for the benefit of the Administrative Agent and each Secured Party that there are no rights of set-off or counterclaim, nor any defenses of any kind, whether legal, equitable or otherwise, that would enable such Guarantor to avoid or delay timely performance of its obligations under the Loan Documents (except to the extent such obligations constitute Excluded Swap Obligations with respect to such Guarantor). (b) Each Loan Party that is party hereto hereby acknowledges that it has reviewed and consents to the terms and conditions of this Refinancing Amendment and the transactions contemplated hereby. In addition, each such Loan Party reaffirms the security interests granted by such Loan Party under the terms and conditions of the Security Agreement to secure the Obligations and agrees that such security interests remain in full force and effect and are hereby ratified, reaffirmed and confirmed. Each such Loan Party hereby confirms that the security interests granted by such Loan Party under the terms and conditions of the Security Agreement secures the 2020 Other Term Loans as part of the Obligations. Each such Loan Party hereby (i) confirms that each Loan Document to which it is a party or to which it is otherwise bound and all Collateral (as defined in the Security Agreement) encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Loan Documents, the payment and performance of the Obligations, as the case may be, including without limitation, the payment and performance of all such applicable Obligations that are joint and several obligations of each such Loan Party now or hereafter existing, (ii) confirms its respective grant to the Collateral Agent for the benefit of the Secured Parties of the security interest in and continuing Lien on all of such Loan Party’s right, title and interest in, to and under all Collateral (as defined in the Security Agreement), whether now owned or existing or hereafter acquired or arising and wherever located, as collateral security for the prompt and complete payment and performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, of all applicable Obligations (including all such Obligations as amended, reaffirmed and/or increased pursuant to this Refinancing Amendment), subject to the terms contained in the applicable Loan Documents, and (iii) confirms its respective guarantees, pledges, grants of security interests and other obligations, as applicable, under and subject to the terms of each of the Loan Documents to which it is a party. (c) Each Loan Party that is party hereto acknowledges and agrees that each of the Loan Documents to which it is a party or to which it is otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Refinancing Amendment. SECTION 8 Counterparts. This Refinancing Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which constitute an original, but all of which when taken together shall constitute a single contract. Delivery by facsimile transmission or other electronic transmission (i.e. a “pdf” or “tif”) of an executed counterpart of a signature page to this Refinancing Amendment is effective as delivery of an original executed counterpart hereof. SECTION 9 Governing Law; Jurisdiction; Waiver of Jury Trial. THIS REFINANCING AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. The provisions of Sections 10.11 and 10.15 of the Credit Agreement are hereby incorporated by reference herein, mutatis mutandis. SECTION 10 Headings. Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.

14 AMERICAS 95096180 SECTION 11 No Novation; Effect of this Refinancing Agreement. This Refinancing Amendment does not extinguish the Obligations for the payment of money outstanding under the Credit Agreement or discharge or release the lien or priority of any Loan Document or any other security therefor or any guarantee thereof, and the liens and security interests existing immediately prior to the Second Refinancing Amendment Effective Date in favor of the Collateral Agent for the benefit of the Secured Parties securing payment of the Obligations are in all respects continuing and in full force and effect with respect to all Obligations. Except as expressly provided, nothing herein contained shall be construed as a substitution or novation, or a payment and reborrowing, or a termination, of the Obligations outstanding under the Credit Agreement or instruments guaranteeing or securing the same, which shall remain in full force and effect, except as modified hereby or by instruments executed concurrently herewith. Nothing expressed or implied in this Refinancing Amendment or any other document contemplated hereby shall be construed as a release or other discharge of Holdings or the Borrower under the Credit Agreement or the Borrower or any other Loan Party under any Loan Document from any of its obligations and liabilities thereunder, and except as expressly provided, such obligations are in all respects continuing with only the terms being modified as provided in this Refinancing Amendment. The Credit Agreement and each of the other Loan Documents shall remain in full force and effect, until and except as modified. Except as expressly set forth herein, this Refinancing Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders or the Agents under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Refinancing Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. Each Subsidiary Loan Party further agrees that nothing in the Credit Agreement, this Refinancing Amendment or any other Loan Document shall be deemed to require the consent of such Subsidiary Loan Party to any future amendment to the Credit Agreement. This Refinancing Amendment constitutes a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents. SECTION 12 Severability. In the event any one or more of the provisions contained in this Refinancing Amendment or in any other Loan Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby. The parties shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions. SECTION 13 No Waiver. Except as expressly set forth herein, this Refinancing Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Agents under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to receive a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. [Remainder of this page intentionally left blank]

[Signature Page to Refinancing Amendment (BJs)] AMERICAS 95096180 IN WITNESS WHEREOF, the parties hereto have caused this Refinancing Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written. BJ’S WHOLESALE CLUB, INC., By /s/ Kristyn M. Sugrue Name: Kristyn M. Sugrue Title: Senior Vice President and Treasurer BJ’S WHOLESALE CLUB HOLDINGS, INC., By /s/ Kristyn M. Sugrue Name: Kristyn M. Sugrue Title: Senior Vice President and Treasurer EACH OF THE LOAN PARTIES LISTED BELOW, hereby consents to the entering into of this Refinancing Amendment and agrees to the provisions hereof: BJME OPERATING CORP., By /s/ Lawrence Whelan Name: Lawrence Whelan Title: Assistant Treasurer BJNH OPERATING CO., LLC, By /s/ Lawrence Whelan Name: Lawrence Whelan Title: Assistant Treasurer NATICK REALTY, INC., By /s/ Kristyn M. Sugrue Name: Kristyn M. Sugrue Title: Senior Vice President

[Signature Page to Refinancing Amendment (BJs)] AMERICAS 95096180 NOMURA CORPORATE FUNDING AMERICAS, LLC, as Administrative Agent By /s/ Garrett P. Carpenter Name: Garrett P. Carpenter Title: Managing Director

[Signature Page to Refinancing Amendment (BJs)] AMERICAS 95096180 NOMURA CORPORATE FUNDING AMERICAS, LLC, as a 2020 Other Term Lender By /s/ Garrett P. Carpenter Name: Garrett P. Carpenter Title: Managing Director